UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 7, 2011
(Date of earliest event reported)

Banyan Rail Services Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9043 (Commission File Number)	36-3361229 (I.R.S. Employer Identification No.)

2255 Glades Road, Suite 342-W, Boca Raton, Florida (Address of principal executive offices)	33431 (Zip Code)

561-443-5300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.            Entry into a Material Definitive Agreement.

On April 7, 2011, Banyan Rail Services Inc. and its operating subsidiary, The Wood Energy Group, Inc. (“Wood Energy”), amended their credit facility with Fifth Third Bank in several respects.  Wood Energy converted approximately $720,000 borrowed on its $1.0 million line of credit for capital expenditures into a term loan and a new capex line of $500,000 was granted. The $720,000 term loan will mature September 3, 2014 at the same time as Wood Energy’s existing $2,050,000 term loan, and the new $500,000 capex line will mature April 1, 2012 at which time the amount outstanding will also convert to a term loan maturing on September 3, 2014.  Wood Energy also extended the maturity date of its $1.0 million working capital credit line to April 1, 2012.  Loan covenants pertaining to fixed charges, total debt and minimum EBITDA were also modified with respect to all of the Fifth Third Bank loans.  Other material terms of the loans remain the same. Wood Energy paid Fifth Third Bank an amendment fee of $21,650.

To document the foregoing transactions, Wood Energy and Fifth Third Bank executed a Second Amendment to Loan and Security Agreement and Wood Energy executed a Second Substitute Revolving Note, a Second Substitute Capex Note and a Term Note (collectively, the “Loan Documents”).  The parties to the Loan Documents made representations, warranties and covenants that are customary for such agreements.

The foregoing description of the Loan Documents are not complete and are qualified in their entirety by reference to the full and complete terms of the Loan Documents, which are attached to this current report as Exhibits 10.1 through 10.4.

2.03           Creation of a Direct Financial Obligation.

The disclosure set forth in Item 1.01 of this current report on Form 8-K is incorporated herein by reference.

Item 9.01.            Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Second Amendment to Loan and Security Agreement, dated as of April 7, 2011, by and between The Wood Energy Group, Inc. and Fifth Third Bank

10.2	Second Substitute Revolving Note, dated April 7, 2011, by The Wood Energy Group, Inc. to Fifth Third Bank

10.3	Second Substitute Capex Note, dated April 7, 2011, by The Wood Energy Group, Inc. to Fifth Third Bank

10.4	Term Note, dated April 7, 2011, by The Wood Energy Group, Inc. to Fifth Third Bank

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Banyan Rail Services Inc.

By:	/s/ C. Lawrence Rutstein
Name:	C. Lawrence Rutstein
Title:	Vice President of Administration and Secretary

Dated:  April 13, 2011

EXHIBIT INDEX

Exhibit Number	Description

10.1	Second Amendment to Loan and Security Agreement, dated as of April 7, 2011, by and between The Wood Energy Group, Inc. and Fifth Third Bank

10.2	Second Substitute Revolving Note, dated April 7, 2011, by The Wood Energy Group, Inc. to Fifth Third Bank

10.3	Second Substitute Capex Note, dated April 7, 2011, by The Wood Energy Group, Inc. to Fifth Third Bank

10.4	Term Note, dated April 7, 2011, by The Wood Energy Group, Inc. to Fifth Third Bank